UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2024

IRON HORSE ACQUISITIONS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41898	87-4105289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2506, Toluca Lake, CA	91610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 290-5383

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IROH	The Nasdaq Stock Market LLC
Rights	IROHR	The Nasdaq Stock Market LLC
Warrants	IROHU	The Nasdaq Stock Market LLC
Units	IROHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2024, Iron Horse Acquisitions Corp., a Delaware corporation (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”), dated as of September 27, 2024, with Rosey Sea Holdings Limited, a company incorporated and existing under the laws of the British Virgin Islands (“Seller”) and the owner of 100% of the issued and outstanding capital stock of Zhong Guo Liang Tou Group Limited, a company incorporated and existing under the laws of the British Virgin Islands (the “Target”).

The Business Combination

The Business Combination Agreement provides, among other things, that the Company will purchase from Seller the ordinary shares of the Target in exchange for shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), as a result of which the Target will become a wholly owned subsidiary of the Company. Assuming that holders of Common Stock eligible to have the Company redeem all or a portion of their shares of Common Stock in connection with the proposals to be presented to the Company’s stockholders at a meeting of such stockholders (the “Stockholder Meeting”) to approve (the “Stockholders’ Approval”) the Business Combination Agreement and the transactions contemplated thereby and by the related agreements (the “Transactions”) and certain related proposals (collectively, the “Transaction Proposals”) for a pro rata share of the funds on deposit in the Company’s trust account, in which the Company has placed the proceeds of its initial public offering, elect to redeem all such eligible shares of Common Stock, the Company will issue to Seller 47,888,000 shares of Common Stock (the “Consideration”) pursuant to the Business Combination Agreement. The number of shares of Common Stock constituting the Consideration will be reduced on a one-for-one basis by the number of shares of Common Stock that remain in the trust account immediately prior to the closing of the Transactions (the “Closing”), such that if no eligible shares are redeemed, the number of shares of Common Stock constituting the Consideration will be 40,988,000.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type including representations and warranties with respect to the Target made by Seller. In addition, the parties agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of the Company and the Target and its subsidiaries during the period between the execution of the Business Combination Agreement and the Closing. Each of Seller and the Company also agreed to use reasonable best efforts to obtain all material consents and approvals of third parties that the parties are required to obtain in order to consummate the Transactions, and to take or cause such other action as may be reasonably necessary or as the other party may reasonably request to consummate the Transactions as soon as practicable. Additionally, the parties have agreed not to facilitate, negotiate or enter into competing transactions, as further provided in the Business Combination Agreement.

The Company and Seller also agreed, among other things, that during the period between the execution of the Business Combination Agreement and the Closing, to the extent permitted by applicable law, they will, and will cause their subsidiaries to, allow the other party and its representatives to continue to conduct due diligence investigations and examinations of the Target and its subsidiaries (on the part of the Company) or the Company (on the part of Seller), and cooperate with the other party and its representatives regarding all other due diligence matters, including document requests.

The Company agreed to take all action within its power so that immediately following the Closing, the Company’s board of directors will consist of no fewer than five individuals, two of whom may be designated by the Company’s sponsor, and a majority of whom must qualify as independent directors under applicable stock exchange regulations, and that shall comply with all diversity requirements under applicable law. Seller agreed to take all action within its power so that immediately following the Closing, the board of directors of the Target and each subsidiary thereof consist of directors designated in writing by the Company and that complies with applicable law.

Conditions to Each Party’s Obligations

Under the Business Combination Agreement, the obligations of the Company to consummate the Transactions are subject to the satisfaction or waiver of certain closing conditions, including, without limitation: (i) the Stockholders’ Approval having been obtained; (ii) all regulatory approvals, consents, actions, inactions, or waivers necessary or advisable to lawfully complete the Transactions having been obtained, expired or terminated, as applicable; (iii) the registration statement containing the proxy statement/prospectus to be filed by the Company with the Securities and Exchange Commission (the “SEC”) relating to the shares of Common Stock to be issued pursuant to the Business Combination Agreement (the “Registration Statement”) becoming effective under the Securities Act of 1933, as amended (the “Securities Act”), no stop order suspending the effectiveness of the Registration Statement having been issued, and no proceeding seeking such a stop order having been threatened or initiated by the SEC and not withdrawn; (iv) the Common Stock to be issued in connection with the Transactions having been approved for listing on The Nasdaq Stock Market LLC; (v) no order or law having been issued by any governmental entity, securities exchange or similar body that is then in effect or pending and that has the effect of making the Transactions illegal or that otherwise prevents or prohibits consummation of the Transactions; (vi) the representations and warranties of Seller being true and correct, subject to the materiality standards contained in the Business Combination Agreement; (vii) material compliance by Seller with its pre-closing covenants; (viii) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement); (ix) Seller having executed the Shareholder Support Agreement and the Lock-Up Agreement (each as defined below); and (x) the Company having completed and being reasonably satisfied with its due diligence review of the Target.

Under the Business Combination Agreement, the obligations of Seller to consummate the Transactions are subject to the satisfaction or waiver of certain closing conditions, including, without limitation: (i) the representations and warranties of the Company being true and correct, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by the Company with its pre-closing covenants; and (iii) the absence of an Acquiror Material Adverse Effect (as defined in the Business Combination Agreement).

Termination

The Business Combination Agreement provides that it may be terminated, and the Transactions abandoned, under certain customary and limited circumstances, including, without limitation: (i) upon the mutual written consent of Seller and the Company; (ii) by either Seller or the Company if any governmental entity, court, securities exchange or similar body shall have issued an order that has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions and such order shall have become final and nonappealable; (iii) by Seller within 10 business days after the Company changes its recommendation with respect to the Transaction Proposals; (iv) by either Seller or the Company if the Company holds the Stockholder Meeting and the Stockholders’ Approval is not received; (v) by the Company if Seller has not delivered required audited and unaudited financial statements of the Target by certain dates; (vi) by either Seller or the Company if the other is in breach of any of its representations, warranties, covenants or agreements set forth in the Business Combination Agreement such that certain conditions to the Closing cannot be satisfied and such breach is not capable of being cured or is not cured within 30 days after receipt of notice of such breach; or (vii) by either Seller or the Company if the Closing has not occurred on or before September 1, 2025.

Neither Seller nor the Company is required to pay a termination fee or reimburse the other for its expenses as a result of a termination of the Business Combination Agreement. Each of them will, however, remain liable for willful and material breaches of the Business Combination Agreement prior to termination.

Trust Account Waiver

Seller agreed that neither it nor its affiliates will have any right, title, interest or claim of any kind in or to any monies in the Company’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Other Agreements

The Business Combination Agreement provides that, subsequent to the execution and delivery of the Business Combination Agreement, Seller, the Company and the Target will enter into a voting and support agreement pursuant to which, among other things, Seller will agree that it will not transfer and will vote its ordinary shares of the Target in favor of the Business Combination Agreement (including by execution of a written consent) and the Transactions, and that it will take such other actions as may be necessary to further its performance of the Business Combination Agreement and the consummation of the Transactions (the “Shareholder Support Agreement”).

The Business Combination Agreement also provides that, subsequent to the execution and delivery of the Business Combination Agreement, Seller, the Company and the Company’s sponsor will enter into a voting support agreement pursuant to which, among other things, the sponsor will agree that it will not transfer and will vote its shares of Common Stock and the Company’s preferred stock, or any additional shares of Common Stock or the Company’s preferred stock that it acquires prior to the Stockholder Meeting, in favor of the Business Combination Agreement and the Transactions and each of the Transaction Proposals (the “Sponsor Support Agreement”).

The Business Combination Agreement provides that, subsequent to the execution and delivery of the Business Combination Agreement, Seller will enter into lock-up agreements with the Company pursuant to which, among other things, Seller will agree that it will not sell, for the period set forth therein, the shares of Common Stock it receives under the Business Combination Agreement (the “Lock-Up Agreement”).

Finally, the Business Combination Agreement provides that the Company and Seller will at the Closing enter into a registration rights agreement pursuant to which, among other things, the Company will agree to provide Seller with certain rights relating to the registration for resale of the shares of Common Stock it receives under the Business Combination Agreement.

The Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Business Combination Agreement. The Business Combination Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only. Further, the Business Combination Agreement provides that such representations and warranties are qualified by information in confidential disclosure schedules to be delivered by the parties to each other subsequent to the date of the Business Combination Agreement. These disclosure schedules will contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual statements of fact about the parties.

Item 7.01 Regulation FD Disclosure.

On October 2, 2024, the Company issued a press release (the “Press Release”) to announce that it had entered into the Business Combination Agreement. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between the Company and Seller. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transactions, the Company intends to file relevant materials with the SEC, including the Registration Statement, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all Company stockholders. The Company also will file other documents regarding the Transactions with the SEC. Before making any voting or investment decision, investors and security holders of the Company are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transactions.

Investors and security holders will be able to obtain free copies of the Registration Statement, including the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by directing a request to P.O. Box 2506, Toluca Lake, CA or via email at bill@ironhorseacquisition.com.

Participants in the Solicitation

The Company, Seller, and the Target and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transactions. A list of the names of such directors and executive officers, information regarding their interests in the Transactions and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC, and such information and names of Seller’s and the Company’s directors and executive officers will also be in the Registration Statement that the Company will file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company or any successor entity thereof, nor shall there be any offer, solicitation, or sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

The Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including the statements regarding the anticipated timing and benefits of the Transactions. All forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company, the Target, or any successor entity thereof. Forward-looking statements are based on various assumptions, whether or not identified in the Press Release, and are subject to risks and uncertainties. These forward-looking statements are not intended to serve as a guarantee of future performance.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against the Company and the Target following announcement of the execution of the Business Combination Agreement and the Transactions; (2) the inability to complete the Transactions, including due to failure to obtain approval of the Company’s stockholders or certain regulatory approvals, or to satisfy other conditions to Closing; (3) the effect of the announcement or pendency of the Transactions on the Target’s business relationships, operating results and business generally; (4) risks that the Transactions disrupt the Target’s current plans and operations; (5) the inability to obtain the listing of the post business combination entity’s securities on Nasdaq following the proposed business combination; (6) changes in applicable laws or regulations; (7) the possibility that the Company or the Target may be adversely affected by other economic, business, and/or competitive factors; (8) risks related to the organic and inorganic growth of the Target’s business and the timing of expected business milestones; and (9) other risks and uncertainties indicated in the Company’s final prospectus for its initial public offering and the proxy statement/prospectus relating to the Transactions, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based other than as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of September 27, 2024, by and among Iron Horse Acquisitions Corp. and Rosey Sea Holdings Limited
99.1	Press release dated October 2, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024	IRON HORSE ACQUISITIONS CORP.

/s/ Jose Antonio Bengochea
	Name:	Jose Antonio Bengochea
	Title:	Chief Executive Officer